UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

July 31, 2011

Semi-Annual Repor t

Legg Mason

Investment Counsel

Social Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Investment Counsel Social Awareness Fund

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Social Awareness Fund for the six-month reporting period ended July 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the six months ended July 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. During much of the first half of the period, there were expectations of a strengthening economy and generally robust investor risk appetite. However, as the period progressed, weakening economic data and concerns related to the raising of the U.S. debt ceiling triggered a flight to quality as investor risk aversion increased. Due to periods of weakness in the second half of the period, investors who took on additional risk in their portfolios experienced modest returns over the six months ended July 31, 2011.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.0%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. However, as of the end of the reporting period, nearly fourteen million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to falter during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. After rising a modest 0.6% in June, sales then fell 3.5% in July. At the end of July, the inventory of unsold homes was a 9.4 month supply at the current sales level, versus a 9.2 month supply in June. Existing-home prices were also weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $174,000 in July 2011, down 4.4% from July 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-four consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its

IV	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading of 53.5 was the lowest reading over the preceding twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July — the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in July.

Financial market overview

While stocks and lower-quality bonds generated positive results during the reporting period, their gains were tempered due to several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July 2011, with concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and fears of a U.S. sovereign debt downgrade gripping the markets. Market volatility and risk aversion further escalated in August, after the reporting period ended, following Standard & Poor’s decision to downgrade U.S. Treasuries from AAA to AA+.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

At its meeting on August 9th, after the end of the reporting period, the Fed acknowledged that the economy was weakening and said, “Information received since the Federal Open Market Committee met in June indicates that economic growth so far this year has been considerably slower than the Committee had expected. . . . The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013. “

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved modestly higher during the reporting period. The market got off to a strong start in February 2011, as the Index returned 3.43%. Fueling the market’s ascent was optimism for the global economy and corporate profits that generally exceeded expectations. Despite geopolitical unrest in the Middle East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%, respectively. The market

Legg Mason Investment Counsel Social Awareness Fund	V

then gave back most of its gains during the second half of the period, as the Index fell 1.13%, 1.67% and 2.03% in May, June and July, respectively. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling. All told, the Index returned 1.46% over the reporting period.

Fixed-income market review

While volatility was elevated at times, the U.S. spread sectors (non-Treasuries) produced positive results during the reporting period. As was the case for much of 2010, the spread sectors generally outperformed equal-durationvi Treasuries during the first half of the reporting period. A combination of positive economic growth, benign core inflation, rising corporate profits and overall robust investor demand supported the spread sectors from February through April 2011. Investor sentiment then began to shift in May, as optimism about the economic expansion waned and investor risk appetite started to be replaced with increased risk aversion. While the U.S. spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased in June given a host of disappointing economic data and a further escalation of the European sovereign debt crisis. Against this backdrop, the spread sectors generated relatively poor results during most of June as investors favored the relative safety of Treasury securities. Even though most spread sectors posted positive returns in July, they again lagged the strong returns in the Treasury market.

Both short- and long-term Treasury yields fluctuated during the six months ended July 31, 2011. When the period began, two- and ten-year Treasury yields were 0.58% and 3.42%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, due to the tragic events in Japan. Yields briefly moved higher toward the end of March, but then generally declined from April through July given weakening economic data and periodic flights to quality. As of July 31, 2011, two- and ten-year Treasury yields were 0.36% and 2.82%, at or near their lows for the reporting period. For the six months ended July 31, 2011, the Barclays Capital U.S. Aggregate Indexvii returned 4.23%.

Performance review

For the six months ended July 31, 2011, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 0.18%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Index, returned 1.46% and 4.23%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)viii returned 2.32% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 1.73% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 561 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary (cont’d)

Performance Snapshot as of July 31, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	0.18%
Class B1	-0.35%
Class C	-0.18%
Class I	0.26%
S&P 500 Index	1.46%
Barclays Capital U.S. Aggregate Index	4.23%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	2.32%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average	1.73%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.31%, 2.28%, 2.03% and 1.08%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.00% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Investment Counsel Social Awareness Fund	VII

large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the portfolio managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2011 and January 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2011 and held for the six months ended July 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.18%	$1,000.00	$1,001.80	1.31%	$6.50	Class A	5.00%	$1,000.00	$1,018.30	1.31%	$6.56
Class B	-0.35	1,000.00	996.50	2.34	11.58	Class B	5.00	1,000.00	1,013.19	2.34	11.68
Class C	-0.18	1,000.00	998.20	1.97	9.76	Class C	5.00	1,000.00	1,015.03	1.97	9.84
Class I	0.26	1,000.00	1,002.60	1.00	4.97	Class I	5.00	1,000.00	1,019.84	1.00	5.01

[1]	For the six months ended July 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

July 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 69.4%
Consumer Discretionary — 7.1%
Hotels, Restaurants & Leisure — 2.0%
Yum! Brands Inc.	59,410	$3,138,036
Multiline Retail — 0.8%
Target Corp.	23,510	1,210,530
Textiles, Apparel & Luxury Goods — 4.3%
Coach Inc.	50,805	3,279,971
V.F. Corp.	29,415	3,435,672
Total Textiles, Apparel & Luxury Goods		6,715,643
Total Consumer Discretionary		11,064,209
Consumer Staples — 6.9%
Beverages — 2.0%
PepsiCo Inc.	49,430	3,165,497
Food Products — 3.0%
Darling International Inc.	76,850	1,297,228	*
General Mills Inc.	88,635	3,310,518
Total Food Products		4,607,746
Household Products — 1.9%
Procter & Gamble Co.	48,390	2,975,501
Total Consumer Staples		10,748,744
Energy — 9.4%
Energy Equipment & Services — 5.1%
FMC Technologies Inc.	65,720	2,996,832	*
National-Oilwell Varco Inc.	47,544	3,830,620
Tetra Technology Inc.	51,350	1,129,700	*
Total Energy Equipment & Services		7,957,152
Oil, Gas & Consumable Fuels — 4.3%
Apache Corp.	28,865	3,571,178
Hess Corp.	45,695	3,132,849
Total Oil, Gas & Consumable Fuels		6,704,027
Total Energy		14,661,179
Financials — 8.6%
Capital Markets — 1.7%
State Street Corp.	63,535	2,634,796
Commercial Banks — 1.5%
U.S. Bancorp	90,195	2,350,482
Consumer Finance — 1.9%
American Express Co.	58,500	2,927,340

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Diversified Financial Services — 2.1%
JPMorgan Chase & Co.	79,680	$3,223,056
Insurance — 1.4%
Arch Capital Group Ltd.	63,690	2,152,722	*
Total Financials		13,288,396
Health Care — 8.9%
Biotechnology — 4.0%
Celgene Corp.	55,285	3,278,401	*
Gilead Sciences Inc.	69,015	2,923,475	*
Total Biotechnology		6,201,876
Health Care Equipment & Supplies — 2.8%
Alere Inc.	50,215	1,480,840	*
Covidien PLC	56,790	2,884,364
Total Health Care Equipment & Supplies		4,365,204
Health Care Providers & Services — 2.1%
Express Scripts Inc.	59,675	3,237,966	*
Total Health Care		13,805,046
Industrials — 7.3%
Commercial Services & Supplies — 1.2%
Republic Services Inc.	63,924	1,855,714
Construction & Engineering — 1.5%
Quanta Services Inc.	128,210	2,374,449	*
Electrical Equipment — 1.0%
Emerson Electric Co.	30,098	1,477,511
Machinery — 3.6%
Danaher Corp.	42,520	2,088,157
Deere & Co.	19,899	1,562,270
Illinois Tool Works Inc.	39,290	1,956,642
Total Machinery		5,607,069
Total Industrials		11,314,743
Information Technology — 14.1%
Communications Equipment — 1.4%
Cisco Systems Inc.	135,660	2,166,490
Computers & Peripherals — 3.1%
Apple Inc.	7,745	3,024,267	*
NetApp Inc.	37,155	1,765,606	*
Total Computers & Peripherals		4,789,873
Electronic Equipment, Instruments & Components — 1.5%
Corning Inc.	81,675	1,299,450

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	5

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Trimble Navigation Ltd.	29,190	$1,038,580	*
Total Electronic Equipment, Instruments & Components		2,338,030
Internet Software & Services — 3.1%
eBay Inc.	64,810	2,122,527	*
Google Inc., Class A Shares	4,430	2,674,347	*
Total Internet Software & Services		4,796,874
IT Services — 1.4%
Accenture PLC, Class A Shares	36,700	2,170,438
Semiconductors & Semiconductor Equipment — 1.0%
Broadcom Corp., Class A Shares	44,315	1,642,757	*
Software — 2.6%
Amdocs Ltd.	42,850	1,351,060	*
Rovi Corp.	50,015	2,649,295	*
Total Software		4,000,355
Total Information Technology		21,904,817
Materials — 3.6%
Chemicals — 2.5%
Air Products & Chemicals Inc.	19,554	1,735,026
Potash Corp. of Saskatchewan Inc.	37,755	2,182,617
Total Chemicals		3,917,643
Metals & Mining — 1.1%
Cliffs Natural Resources Inc.	18,225	1,636,969
Total Materials		5,554,612
Telecommunication Services — 1.7%
Wireless Telecommunication Services — 1.7%
America Movil SAB de CV, Series L Shares, ADR	52,590	1,356,822
American Tower Corp., Class A Shares	23,450	1,231,829	*
Total Telecommunication Services		2,588,651
Utilities — 1.8%
Electric Utilities — 0.8%
Northeast Utilities	33,820	1,149,880
Water Utilities — 1.0%
American Water Works Co. Inc.	56,940	1,594,320
Total Utilities		2,744,200
Total Common Stocks (Cost — $80,164,267)		107,674,597

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 5.5%
Banc of America Commercial Mortgage Inc., 2005-1 A4	5.067%	11/10/42	$738,000	$770,312	(a)
Bear Stearns Commercial Mortgage Securities, 2003-T12 A3	4.240%	8/13/39	162,441	164,074	(a)
Bear Stearns Commercial Mortgage Securities, 2005-T20 A2	5.127%	10/12/42	560,609	559,775	(a)
Commercial Mortgage Pass Through Certificates, 2007-C9 AAB	5.815%	12/10/49	500,000	541,233	(a)
Federal Home Loan Bank (FHLB), 00-0606 Y	5.270%	12/28/12	931,187	978,847
Federal Home Loan Mortgage Corp. (FHLMC), 2837 ED	5.000%	8/15/19	97,416	104,334
Federal Home Loan Mortgage Corp. (FHLMC), R005 AB	5.500%	12/15/18	638,766	660,393
GMAC Commercial Mortgage Securities Inc., 2004-C2 A2	4.760%	8/10/38	333,424	333,415
Government National Mortgage Association (GNMA), 2009-22 AG	4.000%	10/16/32	1,102,681	1,159,078
Government National Mortgage Association (GNMA), 2009-46 G	4.500%	9/20/34	1,239,493	1,314,578
Government National Mortgage Association (GNMA), 2009-93 PB	3.000%	12/16/38	1,150,503	1,187,859
Government National Mortgage Association (GNMA), 2010-56 BA	4.500%	2/20/36	411,910	439,774
LB-UBS Commercial Mortgage Trust, 2004-C4 A3	5.173%	6/15/29	78,403	80,879	(a)
LB-UBS Commercial Mortgage Trust, 2005-C2 A3	4.912%	4/15/30	170,369	170,450
Morgan Stanley Dean Witter Capital I Inc., 2001-TOP3 A4	6.390%	7/15/33	39,003	38,989
Total Collateralized Mortgage Obligations (Cost — $8,416,691)				8,503,990
Corporate Bonds & Notes — 14.6%
Consumer Discretionary — 0.6%
Media — 0.4%
Comcast Corp., Senior Notes	5.650%	6/15/35	600,000	608,475
Specialty Retail — 0.2%
Best Buy Co. Inc., Senior Notes	3.750%	3/15/16	375,000	383,566
Total Consumer Discretionary				992,041
Consumer Staples — 0.6%
Beverages — 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	3/26/13	235,000	241,410
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	742,746
Total Consumer Staples				984,156
Energy — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
Apache Corp., Senior Notes	5.250%	4/15/13	750,000	807,019
Statoil ASA, Senior Notes	3.125%	8/17/17	190,000	200,515
Total Energy				1,007,534

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	7

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 8.3%
Capital Markets — 1.3%
BlackRock Inc., Senior Notes	3.500%	12/10/14	$415,000	$443,231
BlackRock Inc., Senior Notes	4.250%	5/24/21	400,000	408,093
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	715,000	750,460
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	425,000	430,691
Total Capital Markets				2,032,475
Commercial Banks — 2.6%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	81,930
Bank of Nova Scotia, Senior Notes	2.375%	12/17/13	295,000	303,929
Bank of Nova Scotia, Senior Notes	2.050%	10/7/15	250,000	251,868
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	470,234
Rabobank Nederland NV, Notes	4.500%	1/11/21	1,000,000	1,060,116
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	450,000	452,554
SunTrust Banks Inc., Senior Notes	3.600%	4/15/16	555,000	570,135
Wells Fargo & Co.	4.600%	4/1/21	380,000	396,306
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	480,976
Total Commercial Banks				4,068,048
Consumer Finance — 1.5%
SLM Corp., Medium-Term Notes, Senior Notes	5.000%	10/1/13	2,175,000	2,256,997
Diversified Financial Services — 2.1%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,073,424
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	650,000	686,900
JPMorgan Chase & Co., Senior Notes	3.450%	3/1/16	550,000	563,422
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	540,000	730,300
Private Export Funding Corp.	4.974%	8/15/13	190,000	206,640
Total Diversified Financial Services				3,260,686
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	576,202
Real Estate Investment Trusts (REITs) — 0.4%
Digital Realty Trust Inc., Senior Notes	5.250%	3/15/21	125,000	127,949
Health Care Reit Inc., Senior Notes	3.625%	3/15/16	400,000	409,253
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	107,660
Total Real Estate Investment Trusts (REITs)				644,862
Total Financials				12,839,270
Health Care — 2.2%
Health Care Equipment & Supplies — 0.2%
Medtronic Inc., Senior Notes	3.000%	3/15/15	175,000	185,196

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — continued
Stryker Corp., Senior Notes	3.000%	1/15/15	$180,000	$189,262
Total Health Care Equipment & Supplies				374,458
Pharmaceuticals — 2.0%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	770,819
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	850,000	896,918
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	389,369
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	509,085
Wyeth, Notes	5.500%	2/15/16	425,000	492,897
Total Pharmaceuticals				3,059,088
Total Health care				3,433,546
Industrials — 0.6%
Road & Rail — 0.6%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	841,400
Information Technology — 0.9%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	410,000	418,608
Internet Software & Services — 0.2%
eBay Inc., Senior Notes	1.625%	10/15/15	340,000	339,475
Software — 0.4%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	217,921
Microsoft Corp., Senior Notes	1.625%	9/25/15	450,000	454,733
Total Software				672,654
Total Information Technology				1,430,737
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	662,747
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	400,000	482,332
Total Corporate Bonds & Notes (Cost — $21,435,771)				22,673,763
Mortgage-Backed Securities — 4.9%
FHLMC — 3.4%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	283,978	313,517
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	3/1/19-7/1/35	2,125,172	2,283,553
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/21	554,161	593,386
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	2/1/22-2/1/36	1,046,091	1,153,601
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	1/1/37	402,012	452,824

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	9

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	2/1/37	$467,238	$507,517
Total FHLMC				5,304,398
FNMA — 0.8%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	107	123
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	298,563	314,324
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	104,069	113,089
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	761,262	839,703
Total FNMA				1,267,239
GNMA — 0.7%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	914,345	1,001,267
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	99,441	115,281
Total GNMA				1,116,548
Total Mortgage-Backed Securities (Cost — $6,950,838)				7,688,185
Municipal Bonds — 0.4%
Maryland — 0.1%
Baltimore, MD, Revenue, Parking System Facilities	2.904%	7/1/13	100,000	100,804
Baltimore, MD, Revenue, Parking System Facilities	3.387%	7/1/14	125,000	126,930
Total Maryland				227,734
Pennsylvania — 0.3%
County of Montgomery, PA, GO, Build America Bonds	5.400%	10/1/30	400,000	417,408
Total Municipal Bonds (Cost — $631,669)				645,142
U.S. Government & Agency Obligations — 2.9%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	395,641
U.S. Government Obligations — 2.7%
U.S. Treasury Bonds	3.500%	2/15/39	1,718,000	1,543,784
U.S. Treasury Bonds	4.375%	11/15/39	1,334,000	1,392,571
U.S. Treasury Notes	2.250%	11/30/17	210,000	214,774
U.S. Treasury Notes	2.625%	8/15/20	1,018,000	1,014,978
Total U.S. Government Obligations				4,166,107
Total U.S. Government & Agency Obligations (Cost — $4,326,074)				4,561,748
Total Investments before Short-term Investments (Cost — $121,925,310)				151,747,425

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

July 31, 2011

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.2%
Repurchase Agreements — 2.2%
Goldman Sachs & Co. repurchase agreement dated 7/29/11; Proceeds at maturity — $3,348,564; (Fully collateralized by U.S. government agency obligations, 1.000% due 4/25/13; Market value — $3,422,996) (Cost — $3,348,522)	0.150%	8/1/11	$3,348,522	$3,348,522
Total Investments — 99.9% (Cost — $125,273,832#)				155,095,947
Other Assets in Excess of Liabilities — 0.1%				147,865
Total Net Assets — 100.0%				$155,243,812

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

July 31, 2011

Assets:
Investments, at value (Cost — $125,273,832)	$155,095,947
Interest and dividends receivable	563,007
Receivable for Fund shares sold	156,677
Prepaid expenses	30,165
Total Assets	155,845,796

Liabilities:
Payable for Fund shares repurchased	246,075
Investment management fee payable	87,535
Service and/or distribution fees payable	48,890
Trustees’ fees payable	28,727
Accrued expenses	190,757
Total Liabilities	601,984
Total Net Assets	$155,243,812

Net Assets:
Par value (Note 7)	$92
Paid-in capital in excess of par value	131,616,243
Undistributed net investment income	44,652
Accumulated net realized loss on investments	(6,239,290)
Net unrealized appreciation on investments	29,822,115
Total Net Assets	$155,243,812

Shares Outstanding:
Class A	7,707,357
Class B	760,759
Class C	618,357
Class I	72,053

Net Asset Value:
Class A (and redemption price)	$16.94
Class B*	$16.95
Class C*	$17.11
Class I (and redemption price)	$16.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.97

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended July 31, 2011

Investment Income:
Interest	$946,636
Dividends	727,735
Total Investment Income	1,674,371

Expenses:
Investment management fee (Note 2)	521,719
Service and/or distribution fees (Notes 2 and 5)	295,384
Transfer agent fees (Note 5)	231,049
Shareholder reports	30,589
Registration fees	26,610
Legal fees	20,979
Audit and tax	13,763
Trustees’ fees	7,787
Fund accounting fees	7,687
Insurance	2,076
Custody fees	745
Miscellaneous expenses	1,228
Total Expenses	1,159,616
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(743)
Net Expenses	1,158,873
Net Investment Income	515,498

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment transactions	5,302,490
Change in Net Unrealized Appreciation (Depreciation) from Investments	(5,644,406)
Net Loss on Investments	(341,916)
Increase in Net Assets from Operations	$173,582

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended July 31, 2011 (unaudited) and the Year Ended January 31, 2011	July 31	January 31

Operations:
Net investment income	$515,498	$1,275,129
Net realized gain	5,302,490	4,024,962
Change in net unrealized appreciation (depreciation)	(5,644,406)	17,097,363
Proceeds from settlement of a regulatory matter	—	614,526	†
Increase in Net Assets From Operations	173,582	23,011,980

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(569,517)	(2,048,219)
Decrease in Net Assets From Distributions to Shareholders	(569,517)	(2,048,219)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	6,110,000	12,741,292
Reinvestment of distributions	551,221	1,991,584
Cost of shares repurchased	(17,338,404)	(30,300,252)
Decrease in Net Assets From Fund Share Transactions	(10,677,183)	(15,567,376)
Increase (Decrease) in Net Assets	(11,073,118)	5,396,385

Net Assets:
Beginning of period	166,316,930	160,920,545
End of period*	$155,243,812	$166,316,930
* Includes undistributed net investment income of:	$44,652	$98,671

†	The Fund received $352,680, $214,328 and $47,518 for Class A, B and C shares, respectively, related to this distribution.

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares[1]	2011[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$16.98	$14.92	$11.90	$16.46	$21.12	$21.06

Income (loss) from operations:
Net investment income	0.07	0.15	0.17	0.20	0.27	0.28
Net realized and unrealized gain (loss)	(0.04)	2.08	3.03	(4.55)	0.37	1.62
Proceeds from settlement of a regulatory matter	—	0.04	—	—	—	—
Total income (loss) from operations	0.03	2.27	3.20	(4.35)	0.64	1.90

Less distributions from:
Net investment income	(0.07)	(0.21)	(0.18)	(0.21)	(0.27)	(0.29)
Net realized gains	—	—	—	—	(5.03)	(1.55)
Total distributions	(0.07)	(0.21)	(0.18)	(0.21)	(5.30)	(1.84)

Net asset value, end of period	$16.94	$16.98	$14.92	$11.90	$16.46	$21.12
Total return[3]	0.18%	15.33%[4]	27.08%	(26.64)%	1.94%	9.60%[5]

Net assets, end of period (000s)	$130,547	$137,999	$131,913	$114,042	$179,496	$201,214

Ratios to average net assets:
Gross expenses	1.31%[6]	1.30%	1.29%	1.26%	1.20%	1.19%[7]
Net expenses[8]	1.31 [6]	1.30	1.29	1.26	1.20	1.18 [7,9]
Net investment income	0.78 [6]	0.94	1.28	1.33	1.31	1.36

Portfolio turnover rate	18%	30%	29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2011 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[5]	See Note 10 to the financial statements.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class B Shares[1]	2011[2]		2011	2010	2009	2008	2007

Net asset value, beginning of period	$17.01		$14.97	$11.95	$16.53	$21.19	$21.14

Income (loss) from operations:
Net investment income (loss)	(0.02)		(0.00) [3]	0.02	0.04	0.06	0.08
Net realized and unrealized gain (loss)	(0.04)		2.06	3.04	(4.56)	0.37	1.61
Proceeds from settlement of a regulatory matter	—		0.19	—	—	—	—
Total income (loss) from operations	(0.06)		2.25	3.06	(4.52)	0.43	1.69

Less distributions from:
Net investment income	(0.00)	[3]	(0.21)	(0.04)	(0.06)	(0.06)	(0.09)
Net realized gains	—		—	—	—	(5.03)	(1.55)
Total distributions	(0.00)	[3]	(0.21)	(0.04)	(0.06)	(5.09)	(1.64)

Net asset value, end of period	$16.95		$17.01	$14.97	$11.95	$16.53	$21.19
Total return[4]	(0.35)%		15.26%[5]	25.67%	(27.39)%	0.91%	8.45%[6]

Net assets, end of period (000s)	$12,895		$15,666	$18,884	$20,958	$39,401	$58,297

Ratios to average net assets:
Gross expenses	2.34%[7]		2.28%	2.46%	2.30%	2.23%	2.17%[8]
Net expenses[9]	2.34	[7]	2.28	2.46	2.30	2.23	2.17 [8,10]
Net investment income (loss)	(0.26)	[7]	(0.03)	0.12	0.28	0.29	0.37

Portfolio turnover rate	18%		30%	29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2011 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[6]	See Note 10 to the financial statements.

[7]	Annualized

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2011[2]	2011	2010	2009	2008	2007

Net asset value, beginning of period	$17.15	$15.07	$12.02	$16.62	$21.28	$21.21

Income (loss) from operations:
Net investment income	0.01	0.04	0.10	0.11	0.15	0.16
Net realized and unrealized gain (loss)	(0.04)	2.10	3.06	(4.58)	0.37	1.62
Proceeds from settlement of a regulatory matter	—	0.07	—	—	—	—
Total income (loss) from operations	(0.03)	2.21	3.16	(4.47)	0.52	1.78

Less distributions from:
Net investment income	(0.01)	(0.13)	(0.11)	(0.13)	(0.15)	(0.16)
Net realized gains	—	—	—	—	(5.03)	(1.55)
Total distributions	(0.01)	(0.13)	(0.11)	(0.13)	(5.18)	(1.71)

Net asset value, end of period	$17.11	$17.15	$15.07	$12.02	$16.62	$21.28
Total return[3]	(0.18)%	14.75%[4]	26.40%	(27.06)%	1.32%	8.88%[5]

Net assets, end of period (000s)	$10,581	$11,511	$10,078	$8,888	$12,774	$14,553

Ratios to average net assets:
Gross expenses	1.97%[6]	2.01%	1.80%	1.87%	1.81%	1.83%[7]
Net expenses[8]	1.97 [6]	2.01	1.80	1.87	1.81	1.79 [7,9]
Net investment income	0.11 [6]	0.23	0.77	0.73	0.71	0.75

Portfolio turnover rate	18%	30%	29%	42%	79%	47%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2011 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[5]	See Note 10 to the financial statements.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2011[2]	2011	2010	2009[3]

Net asset value, beginning of period	$16.99	$14.92	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.09	0.20	0.24	0.13
Net realized and unrealized gain (loss)	(0.05)	2.09	3.02	(4.08)
Total income (loss) from operations	0.04	2.29	3.26	(3.95)

Less distributions from:
Net investment income	(0.09)	(0.22)	(0.24)	(0.13)
Total distributions	(0.09)	(0.22)	(0.24)	(0.13)

Net asset value, end of period	$16.94	$16.99	$14.92	$11.90
Total return[4]	0.26%	15.51%	27.67%	(24.80)%

Net assets, end of period (000s)	$1,221	$1,141	$46	$15

Ratios to average net assets:
Gross expenses	1.13%[5]	1.08%	0.81%	1.03%[5]
Net expenses[6]	1.00 [5,7,8]	0.95 [7,8]	0.81 [7]	1.03 [5]
Net investment income	1.09 [5]	1.25	1.71	1.81 [5]

Portfolio turnover rate	18%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended July 31, 2011 (unaudited).

[3]	For the period July 24, 2008 ( commencement of operations) to January 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Social Awareness Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	19

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$107,674,597	—	—	$107,674,597
Collateralized mortgage obligations	—	$8,503,990	—	8,503,990
Corporate bonds & notes	—	22,673,763	—	22,673,763
Mortgage-backed securities	—	7,688,185	—	7,688,185
Municipal bonds	—	645,142	—	645,142
U.S. government & agency obligation	—	4,561,748	—	4,561,748
Total long-term investments	$107,674,597	$44,072,828	—	$151,747,425
Short-term investments†	—	3,348,522	—	3,348,522
Total investments	$107,674,597	$47,421,350	—	$155,095,947

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

20	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	21

in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

22	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

During the six months ended July 31, 2011, fees waived and/or expenses reimbursed amounted to $743.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the six months ended July 31, 2011, LMIS and its affiliates received sales charges of approximately $12,000 on sales of the Fund’s Class A shares. In addition, for the six months ended July 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$10,000	$0	*

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of July 31, 2011, the Fund had accrued $19,205 as deferred compensation payable.

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	23

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended July 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,046,073	$1,065,410
Sales	32,416,632	2,201,447

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,447,026
Gross unrealized depreciation	(1,624,911)
Net unrealized appreciation	$29,822,115

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended July 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended July 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$167,143	$178,965
Class B	71,917	39,674
Class C	56,324	10,441
Class I	—	1,969
Total	$295,384	$231,049

24	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

For the six months ended July 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$743
Total	$743

6. Distributions to shareholders by class

	Six Months Ended July 31, 2011	Year Ended January 31, 2011
Net Investment Income:
Class A	$555,776	$1,724,548
Class B	1,083	229,038
Class C	6,115	84,235
Class I	6,543	10,398
Total	$569,517	$2,048,219

7. Shares of beneficial interest

At July 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended July 31, 2011		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	252,747	$4,308,672	557,045	$8,783,132
Shares issued on reinvestment	31,613	540,912	109,663	1,684,928
Shares repurchased	(702,357)	(11,980,702)	(1,384,650)	(21,680,236)
Net decrease	(417,997)	$(7,131,118)	(717,942)	$(11,212,176)

Class B
Shares sold	26,362	$449,676	77,898	$1,219,850
Shares issued on reinvestment	63	1,075	15,592	226,887
Shares repurchased	(186,437)	(3,182,624)	(434,530)	(6,825,057)
Net decrease	(160,012)	$(2,731,873)	(341,040)	$(5,378,320)

Class C
Shares sold	54,945	$950,541	88,616	$1,410,647
Shares issued on reinvestment	303	5,233	4,859	73,366
Shares repurchased	(107,992)	(1,856,240)	(91,107)	(1,449,461)
Net increase (decrease)	(52,744)	$(900,466)	2,368	$34,552

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	25

	Six Months Ended July 31, 2011		Year Ended January 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	23,566	$401,111	85,520	$1,327,663
Shares issued on reinvestment	234	4,001	410	6,403
Shares repurchased	(18,911)	(318,838)	(21,854)	(345,498)
Net increase	4,889	$86,274	64,076	$988,568

8. Capital loss carryforward

As of January 31, 2011, the Fund had a net capital loss carryforward of approximately $10,849,577, of which $2,577,533 expires in 2017 and $8,272,044 expires in 2018. These amounts will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

26	Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant

Legg Mason Investment Counsel Social Awareness Fund 2011 Semi-Annual Report	27

portion of the issuer’s revenues. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ended January 31, 2012.

Legg Mason Investment Counsel

Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0423 9/11 SR11-1469

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	September 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	September 22, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	September 22, 2011